EXHIBIT 99.1

                              EXPRESS SCRIPTS, INC.

                 UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
                      (in thousands, except per share data)

                                                              THREE MONTHS ENDED                    YEAR ENDED
                                                                 DECEMBER 31,                      DECEMBER 31,
                                                      ----------------------------------   ------------------------------
                                                           2002              2001              2002             2001
                                                      ---------------   ----------------   --------------   -------------
Revenues                                                 $ 3,609,479        $ 2,609,647     $ 13,187,384     $ 9,328,782
Cost of revenues                                           3,384,284          2,453,415       12,363,966       8,732,914
                                                      ---------------   ----------------   --------------   -------------
Gross profit (1)                                             225,195            156,232          823,418         595,868
Selling, general and administrative (1)                      121,832             92,081          451,692         358,691
                                                      ---------------   ----------------   --------------   -------------
Operating income                                             103,363             64,151          371,726         237,177
                                                      ---------------   ----------------   --------------   -------------
Other (expense) income :
   Undistributed loss from joint venture                      (1,255)              (741)          (4,549)         (1,834)
   Interest income                                               946              1,599            4,716           7,120
   Interest expense                                          (10,700)            (8,029)         (42,235)        (34,219)
                                                      ---------------   ----------------   --------------   -------------
                                                             (11,009)            (7,171)         (42,068)        (28,933)
                                                      ---------------   ----------------   --------------   -------------
Income before income taxes                                    92,354             56,980          329,658         208,244
Provision for income taxes                                    35,097             22,794          125,795          83,172
                                                      ---------------   ----------------   --------------   -------------
Income before extraordinary items                             57,257             34,186          203,863         125,072
Extraordinary items, net of taxes                               (532)                 -           (1,027)           (372)
                                                      ---------------   ----------------   --------------   -------------
Net income                                                $   56,725        $    34,186     $    202,836     $   124,700
                                                      ===============   ================   ==============   =============

Basic earnings per share (2):
  Before extraordinary items                              $     0.74        $      0.44     $       2.61     $      1.60
  Extraordinary items                                          (0.01)                 -            (0.01)              -
                                                      ---------------   ----------------   --------------   -------------
  Net income                                              $     0.73        $      0.44     $       2.60     $      1.60
                                                      ===============   ================   ==============   =============

Weighted average number of common shares
  outstanding during the period - basic (2)                   77,584             77,478           77,866          77,857
                                                      ===============   ================   ==============   =============

Diluted earnings per share (2):
  Before extraordinary items                              $     0.72        $      0.43     $       2.56     $      1.56
  Extraordinary items                                              -                  -            (0.01)              -
                                                      ---------------   ----------------   --------------   -------------
  Net income                                              $     0.72        $      0.43     $       2.55     $      1.56
                                                      ===============   ================   ==============   =============

Weighted average number of common shares
  outstanding during the period - diluted (2)                 79,255             79,185           79,667          79,827
                                                      ===============   ================   ==============   =============


  Reconciliation of prior year under FAS 142
     Goodwill amortization, net of tax                                      $     6,674                      $    26,299
     Net income before extraordinary items                                  $    40,860                      $   151,371
     Extraordinary items, net of tax                                        $         -                      $      (372)
     Net income                                                             $    40,860                      $   150,999
     Net income before extraordinary items per share:
         Basic                                                              $      0.53                      $      1.94
         Diluted                                                            $      0.52                      $      1.89
     Net income per share:
         Basic                                                              $      0.53                      $      1.94
         Diluted                                                            $      0.52                      $      1.89

EBITDA (3)                                                $  122,425        $    84,569     $    453,764     $   315,358
                                                      ===============   ================   ==============   =============

SEE NOTES TO UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS

                              EXPRESS SCRIPTS, INC.

             NOTES TO UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
                                 (in thousands)




(1) Includes depreciation and amortization expense of:

                                         3 MONTHS ENDED           YEAR ENDED
                                           DECEMBER 31,          DECEMBER 31,
                                      ------------------------------------------
                                         2002        2001       2002      2001
                                      ---------   --------   ---------  --------
Gross profit                           $  6,233   $  3,947    $ 25,399  $ 14,429
Selling, general and administrative    $ 12,829   $ 16,471    $ 56,639  $ 63,752


(2) Earnings per share and weighted average shares outstanding have been restated to reflect the two-for-one stock split effective June 22, 2001.


(3) EBITDA is earnings before other income (expense), taxes, depreciation and amortization, or operating income plus depreciation and amortization.


                                         3 MONTHS ENDED           YEAR ENDED
                                           DECEMBER 31,          DECEMBER 31,
                                      ------------------------------------------
                                         2002        2001       2002      2001
                                      ---------   --------   ---------  --------
Operating Income                       $103,363   $ 64,151    $371,726  $237,177
Depreciation and amortization            19,062     20,418      82,038    78,181
                                      ---------   --------   ---------  --------
EBITDA                                 $122,425   $ 84,569    $453,764  $315,358
                                      =========   ========   =========  ========

EBITDA is presented because it is a widely accepted indicator of a company's ability to incur and service indebtedness. EBITDA, however, should not be considered as an alternative to net income, as a measure of operating performance, as an alternative to cash flow or a measure of liquidity. In addition, our calculation of EBITDA may not be identical to that used by other companies.

EBITDA in prior periods was restated to conform with the current quarter's presentation. The prior periods were adjusted to exclude from depreciation and amortization the amortization of prepaid client discounts. For 2002 and 2001, this amounted to $4.8 million and $1.9 million, respectively.

                              EXPRESS SCRIPTS, INC.

                      UNAUDITED CONSOLIDATED BALANCE SHEET
                                 (in thousands)

                                                  DECEMBER 31,      DECEMBER 31,
                                                      2002             2001
                                                  ------------      ------------
ASSETS
Current assets
  Cash and cash equivalents                       $   190,654       $   177,715
  Receivables, net                                    988,544           883,827
  Inventories                                         160,483           122,375
  Other current assets                                 54,140            29,286
                                                  ------------      ------------
    Total current assets                            1,393,821         1,213,203

Property and equipment, net                           168,973           165,263
Goodwill, net                                       1,378,436           942,280
Other intangible assets, net                          251,111           165,349
Other assets                                           14,651            14,150
                                                  ------------      ------------
Total assets                                      $ 3,206,992       $ 2,500,245
                                                  ============      ============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Claims and rebate payable                       $ 1,084,906       $   910,360
  Other current liabilities                           455,601           335,257
  Current maturities of long term debt                  3,250                 -
                                                  ------------      ------------
    Total current liabilities                       1,543,757         1,245,617

Long-term debt                                        562,556           346,119
Other long-term liabilities                            97,824            76,512
                                                  ------------      ------------
    Total liabilities                               2,204,137         1,668,248

Total stockholders' equity                          1,002,855           831,997
                                                  ------------      ------------
Total liabilities and stockholders' equity        $ 3,206,992       $ 2,500,245
                                                  ============      ============

                              EXPRESS SCRIPTS, INC.
            UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                                 (in thousands)


                                                    YEAR ENDED DECEMBER 31,
                                              ----------------------------------
                                                   2002                2001
                                              ---------------    ---------------

Cash flow from operating activities:
Net income                                     $     202,836      $     124,700
Adjustments to reconcile net income to
  net cash provided by operating activities:
    Depreciation and amortization                     82,038             78,181
    Other                                            141,096             78,109
                                              ---------------    ---------------
Net cash provided by operating activities:           425,970            280,990
                                              ---------------    ---------------

Cash flows from investing and financing
 activities:
    Purchases of property and equipment              (61,303)           (57,286)
    Acquisitions and joint venture                  (487,982)           (20,265)
    Treasury stock acquired                         (107,121)           (54,463)
    Repayment of long-term debt                     (205,000)           (50,000)
    Proceeds from long-term debt                     425,000                  -
    Other                                             23,375             25,535
                                              ---------------    ---------------
Net cash used in investing and
 financing activities                               (413,031)          (156,479)
                                              ---------------    ---------------

Net increase in cash and
 cash equivalents                                     12,939            124,511

Cash and cash equivalents at beginning
 of period                                           177,715             53,204
                                              ---------------    ---------------

Cash and cash equivalents at end
 of period                                     $     190,654      $     177,715
                                              ===============    ===============